UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): October 19, 2004



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                   0-11688               95-3889638
             --------                   -------               ----------
  (State or other jurisdiction of     (Commission          (I.R.S. Employer
   incorporation or organization)     File Number)      Identification Number)

                 Lakepointe Centre I,
              300 E. Mallard, Suite 300                  83706
                     Boise, Idaho                        -----
           (Address of principal executive             (Zip Code)
                      offices)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 19, 2004, the Company issued a press release entitled "AMERICAN ECOLOGY POSTS $2.6 MILLION OPERATING INCOME". The press release, dated October 19, 2004, is attached as Exhibit 99 and incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed as part of this report:

     Exhibit 99 Press Release, dated October 19, 2004, entitled "AMERICAN ECOLOGY POSTS $2.6 MILLION OPERATING INCOME"


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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMERICAN ECOLOGY CORPORATION
                                            (Registrant)




Date:  October 19, 2004             By: /S/ James R. Baumgardner
                                        ------------------------
                                            James R. Baumgardner
                                            Senior Vice President, Chief
                                            Financial Officer,
                                            Secretary and Treasurer



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                                    EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 99 Press Release, dated October 19, 2004, entitled "AMERICAN ECOLOGY POSTS $2.6 MILLION OPERATING INCOME"




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